Income Tax Recovery (Expense)	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Tax Disclosure	Income Tax (Expense) Recovery
The following table reflects changes in uncertain tax positions relating to freight tax liabilities, which are recorded in other long-term liabilities and accrued liabilities on the Company's consolidated balance sheets:

	Year Ended December 31,
	2022 $	2021 $	2020 $
Balance as at January 1	45,603	49,124	49,579
Increases for positions related to the current year	5,820	3,749	14,264
Increases for positions related to prior years	2,983	4,766	10,748
Decreases for positions related to prior years	(964)	—	(15,164)
Settlements with tax authority	—	—	(8,556)
Decreases related to statute of limitations	(8,084)	(11,604)	(2,196)
Foreign exchange (gain) loss	(3,312)	(432)	449
Balance as at December 31	42,046	45,603	49,124

Included in the Company's current income tax (expense) recovery are provisions for uncertain tax positions relating to freight taxes. Positions relating to freight taxes can vary each year depending on the trading patterns of the Company's vessels.
Interest and penalties related to freight taxes during the years ended December 31, 2022, 2021 and 2020 are included in the table above, and are approximately $3.8 million, $6.2 million and $13.3 million, respectively. As at December 31, 2022, 2021 and 2020, total interest and penalties recognized were $22.3 million, $25.9 million and $27.7 million respectively.

In 2020, the Company obtained further advice regarding freight taxes in a certain jurisdiction due to the uncertainty surrounding a tax law change and the limited transparency into the actions of the tax authority in this jurisdiction. Based on this new information and other considerations related to the application of the new tax law to past periods, the Company increased its uncertain tax liabilities for this jurisdiction for periods prior to 2020 by $7.6 million.

In addition, in 2020, the Company secured an agreement with a tax authority, which was based in part on an initiative of the tax authority in response to the COVID-19 pandemic and included the waiver of interest and penalties on unpaid taxes. As a result, the Company reduced its freight tax liabilities for this jurisdiction by $15.2 million to $8.6 million, of which $7.7 million was paid in August 2020 and $0.9 million was paid in June 2021, with respect to open tax years up to and including 2020.

The Company does not presently anticipate that its provisions for these uncertain tax positions will significantly increase in the next 12 months; however, this is dependent on the jurisdictions in which vessel trading activity occurs. The Company reviews its freight tax obligations on a regular basis and may update its assessment of its tax positions based on available information at that time. Such information may include legal advice as to applicability of freight taxes in relevant jurisdictions. Freight tax regulations are subject to change and interpretation; therefore, the amounts recorded by the Company may change accordingly.